UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2001


                            TRIDON ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


      COLORADO                      0-13628                    13-3183646
  (State of other             (Commission File No.)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)


  345 NORTH MAPLE DRIVE, SUITE 281, BEVERLY HILLS, CA             90210
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (310) 276-6743


Registrant's  Attorney:  Warren J. Soloski,  Esq. Warren J. Soloski,  APC,
                         11300 West Olympic Blvd., Suite 800,
                         Los Angeles,  CA 90064,  (310) 477-9742


             11601 Wilshire Blvd., Suite 2040 Los Angeles CA. 90025 (Former name or former address, if changed since last report.)

                         This Report Consists of 2 Pages

Item 5 Other Events and Regulation FD Disclosure

         On April 5, 2001, Kevin Welch , the Chairman of the Board of Directors, named Brian T. Brick Director and the Chief Executive Officer of the Registrant and then resigned.

         As of the date of the resignation there were no disagreements between Kevin Welch and the Registrant.

         The registrant has relocated its principal offices to 345 North Maple Drive, Suite 281, Beverly Hills, CA 90210. The new telephone number is (310) 276-6743.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIDON ENTERPRISES, INC.
                                            (Registrant)



Dated: April 27, 2001                       By: /s/ Brian T. Brick
                                                -------------------
                                                Brian T. Brick
                                                CEO/Director